UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Soliciting Materials Pursuant to §240.14a-12

Gulfstream International Group, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Gulfstream International Group, Inc.

3201 Griffin Road, 4th Floor

Ft. Lauderdale, Florida 33312

September 21, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Gulfstream International Group, Inc. to be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on October 20, 2009, at 11:00 a.m. Eastern Time.

At the meeting you will be asked to:

•

elect six directors for one-year terms expiring at the conclusion of the Company’s annual meeting in 2010;

•

amend the Company’s Stock Incentive Plan to increase the number of shares that may be issued under the plan from 350,000 to 650,000;

•

amend the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock;

•

approve the potential issuance of up to 1,500,000 shares of preferred stock which may be convertible into shares of common stock at a price per share not less than 75% of the greater of the market price or book value per share;

•

ratify the issuance of the junior subordinated debenture, which is convertible into common stock at a price of $3.00 per share;

•

approve a reduction in the price at which the outstanding junior subordinated debenture is convertible into common stock from $3.00 per share to $1.98 per share;

•

ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for 2009; and

•

transact such other business as may properly come before the meeting.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the Annual Meeting. Regardless of whether you expect to attend the Annual Meeting, you may vote by completing, signing, dating and mailing the proxy card.

Thank you for your continued support of Gulfstream International Group, Inc.

Sincerely,

David F. Hackett
Chief Executive Officer and President

GULFSTREAM INTERNATIONAL GROUP, INC.

3201 Griffin Road, 4th Floor

Ft. Lauderdale, Florida 33312

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 20, 2009

The 2009 Annual Meeting of Stockholders of GULFSTREAM INTERNATIONAL GROUP, INC., a Delaware corporation (the “Company”), will be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on October 20, 2009, at 11:00 a.m. Eastern Time (the “meeting”) to:

1.

elect six directors for one-year terms expiring at the conclusion of the Company’s annual meeting in 2010;

2.

amend the Company’s Stock Incentive Plan to increase the number of shares that may be issued under the plan from 350,000 to 650,000;

3.

amend the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock;

4.

approve the potential issuance of up to 1,500,000 shares of preferred stock which may be convertible into shares of common stock at a price per share not less than 75% of the greater of the market price or book value per share;

5.

ratify the issuance of the junior subordinated debenture, which is convertible into common stock at a price of $3.00 per share;

6.

approve a reduction in the price at which the outstanding junior subordinated debenture is convertible into common stock from $3.00 per share to $1.98 per share; and

7.

ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for 2009.

At the meeting, stockholders will also transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on September 8, 2009 are entitled to notice of and to vote in person or by proxy at the meeting. At least ten days prior to the meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Secretary of the Company at 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida. As a stockholder of record, you are cordially invited to attend the meeting in person. Regardless of whether you expect to be present at the meeting, please complete, sign and date the enclosed proxy and mail it promptly in the enclosed envelope. Returning the enclosed proxy will not affect your right to vote in person if you attend the meeting.

The enclosed proxy solicitation material is being mailed to stockholders on or about September 28, 2009 with a copy of the Company’s Annual Report, which includes financial statements for the year ended December 31, 2008 and the Company’s independent registered public accounting firm’s report thereon.

By Order of the Board of Directors

Robert M. Brown
Chief Financial Officer

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 20, 2009. The proxy statement and annual report to stockholders are available at http://www.gulfstreamair.com by selecting “Investors” followed by “Proxy Statement” for the proxy statement and “Annual Reports” for the 2008 Annual Report.

Even though you may plan to attend the meeting in person, please execute the enclosed proxy card and mail it promptly. A return envelope (which requires no postage if mailed in the United States) is enclosed for your convenience. Should you attend the meeting in person, you may revoke your proxy and vote in person.

TABLE OF CONTENTS

PROXY STATEMENT

1

ABOUT THE MEETING

1

VOTING SECURITIES

4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

4

Section 16(a) Beneficial Ownership Reporting Compliance

5

PROPOSAL I. ELECTION OF DIRECTORS

6

Information Relating to Directors, Nominees and Executive Officers

6

Board of Directors

7

Director Independence

7

Board Committees

8

Selection of Nominees for the Board of Directors

8

Process by Which Security Holders May Send Communications to the Board of Directors

9

REPORT OF THE AUDIT COMMITTEE

10

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

11

EXECUTIVE COMPENSATION

11

Summary Compensation Table

11

Agreements with Named Executive Officers

11

Employee Benefit Plans

13

Outstanding Equity Awards At Fiscal Year-End

14

Potential Payments Upon Termination Or Change-In-Control

14

Payments Made Upon Termination

14

Payments Made Upon Death or Disability

15

Payments Made Upon a Change in Control

15

DIRECTORS’ COMPENSATION

16

Limitation of Liability and Indemnification

16

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

17

Management Services Agreement

17

Property Lease

17

Cuba Operations

17

Debt Financing

18

Other Services

18

Indemnification and Employment Agreements

18

PROPOSAL II. AMENDMENT OF STOCK INCENTIVE PLAN

18

Description of the Plan

19

Federal Income Tax Consequences of Awards

20

Use of New Plan Benefits

22

i

TABLE OF CONTENTS (Continued)

PROPOSAL III. AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION
TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF PERFERRED STOCK

22

Form of Proposed Amendment

22

Purpose, Background and Use of Proceeds

23

Discussion Regarding Proposed Preferred Stock

23

Anti-Takeover Effect of Amendment

23

Present Plans

23

PROPOSAL IV. APPROVAL OF THE POTENTIAL ISSUANCE OF UP TO 1,500,000 SHARES
OF PREFERRED STOCK WHICH MAY BE CONVERTIBLE INTO SHARES OF COMMON
STOCK AT A PRICE PER SHARE NOT LESS THAN 75% OF THE MARKET PRICE OR BOOK
VALUE PER SHARE

24

PROPOSAL V. RATIFICATION OF THE ISSUANCE OF THE JUNIOR SUBORDINATED
DEBENTURE, WHICH IS CONVERTIBLE INTO COMMON STOCK AT A PRICE FROM
$3.00 PER SHARE

25

PROPOSAL VI. REDUCTION IN THE PRICE AT WICH THE OUTSTANDING JUNIOR
SUBORDINATED DEBENTURE IS CONVERTIBLE INTO COMMON STOCK FROM $3.00 PER
SHARE TO $1.98 PER SHARE

26

Beneficial Owners of More than Five Percent Before Conversion of the Junior Debenture

26

Beneficial Owners of More than Five Percent After Giving Effect to the Conversion of the Junior Debenture

27

PROPOSAL VII. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

28

Changes in Independent Registered Public Accounting Firm

28

Fees Paid to Independent Registered Public Accounting Firm

29

STOCKHOLDER PROPOSALS

29

CODE OF ETHICS

30

OTHER MATTERS

30

SOLICITATION OF PROXIES

30

ii

GULFSTREAM INTERNATIONAL GROUP, INC.

3201 Griffin Road, 4th Floor

Ft. Lauderdale, Florida 33312

2009 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Gulfstream International Group, Inc., a Delaware corporation (the “Company”), to be voted at the 2009 Annual Meeting of Stockholders of the Company (the “annual meeting” or the “meeting”) and any adjournment or postponement of the meeting. The meeting will be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on October 20, 2009, at 11:00 a.m. Eastern Time, for the purposes contained in the accompanying Notice of Annual Meeting of Stockholders and in this proxy statement. This proxy statement and the accompanying proxy will be first sent or given to stockholders on or about September 28, 2009.

ABOUT THE MEETING

Why Did I Receive This Proxy Statement?

Because you were a stockholder of the Company as of September 8, 2009 (the “Record Date”) and are entitled to vote at the annual meeting, the Board of Directors is soliciting your proxy to vote at the meeting.

This proxy statement summarizes the information you need to know to vote at the meeting. This proxy statement and form of proxy were first mailed to stockholders on or about September 28, 2009.

What Am I Voting On?

You are voting on the following items:

•

Election of six directors for one-year terms expiring at the conclusion of the Company’s annual meeting in 2010 (see page 6);

•

Amendment of the Company’s Stock Incentive Plan to increase the number of shares that may be issued under the plan from 350,000 to 650,000 (see page 18);

•

Amendment of the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock (see page 22);

•

Approve the potential issuance of up to 1,500,000 shares of preferred stock which may be convertible into shares of common stock at a price per share not less than 75% of the greater of the market price or book value per share (see page 24);

•

Ratify the issuance of the junior subordinated debenture, which is convertible into common stock at a price of $3.00 per share (see page 25);

•

Reduction in the price at which the outstanding junior subordinated debenture is convertible into common stock from $3.00 per share to $1.98 per share (see page 26); and

•

Ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for 2009 (see page 28).

How Do I Vote?

Stockholders of Record: If you are a stockholder of record, there are two ways to vote:

•

by completing and returning your proxy card; or

•

by written ballot at the meeting.

Street Name Holders: Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.” If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What Are the Voting Recommendations of the Board of Directors?

The Board of Directors recommends the following votes:

1.

FOR each of the nominees as directors named in this proxy statement;

2.

FOR amendment of the Company’s Stock Incentive Plan to increase the number of shares that may be issued under the plan from 350,000 to 650,000;

3.

FOR amendment of the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock;

4.

FOR approving the potential issuance of up to 1,500,000 shares of preferred stock which may be convertible into shares of common stock at a price per share not less than 75% of the greater of the market price or book value per share;

5.

FOR ratification of the issuance of the junior subordinated debenture, which is convertible into common stock at a price of $3.00 per share;

6.

FOR reducing the price at which the outstanding junior subordinated debenture is convertible into common stock from $3.00 per share to $1.98 per share; and

7.

FOR the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for 2009.

Unless you give contrary instructions on your proxy card, the persons named as proxy holders will vote your shares in accordance with the recommendations of the Board of Directors.

Will Any Other Matters Be Voted On?

The Company does not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to Thomas A. McFall and David F. Hackett to vote on such matters in their discretion.

Who Is Entitled to Vote at the Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How Many Votes Do I Have?

You will have one vote for every share of Gulfstream International Group, Inc. common stock you owned on the Record Date.

How Many Votes Can Be Cast by All Stockholders?

2,959,600 consisting of one vote for each share of Gulfstream International Group, Inc. common stock outstanding on the Record Date. There is no cumulative voting.

How Many Votes Must Be Present to Hold the Meeting?

The holders of a majority of the aggregate voting power of Gulfstream International Group, Inc.’s common stock outstanding on the Record Date, or 1,479,801 votes, must be present in person, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

The Company urges you to vote by proxy even if you plan to attend the meeting so that it will know as soon as possible that a quorum has been achieved.

What Vote Is Required to Approve the Proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on each proposal will be required for approval of (i) the amendment of the Company’s Stock Incentive Plan to increase the number of shares that may be issued under the plan from 350,000 to 650,000, (ii) the amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock, (iii) approving the potential issuance of up to 1,500,000 shares of preferred stock which may be convertible into shares of common stock at a price per share not less than 75% of the greater of the market price or book value per share; (iv) ratification of the issuance of the junior subordinated debenture, which is convertible into common stock at a price of $3.00 per share, (v) a reduction in the price at which the outstanding junior subordinated debenture is convertible into common stock from $3.00 per share to $1.98 per share, and (vi) ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for 2009. An abstention with respect to any of the foregoing proposals will be counted for the purpose of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Are There Any Rights of Appraisal?

No.  While a stockholder is free to vote for or against any of the proposals brought for a vote at the annual meeting, no appraisal rights are available for dissenting stockholders.

Can I Change My Vote?

Yes. Just send in a new proxy card with a later date or send a written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

How Can I Access Gulfstream International Group, Inc.’s Proxy Materials and Annual Report Electronically?

This proxy statement is available in the Investors section of the Company’s website, which can be accessed from the Company’s homepage at http://www.gulfstreamair.com by selecting “Investors” followed by “SEC Filings.”

Who Can Attend the Annual Meeting?

Any Gulfstream International Group, Inc. stockholder as of September 8, 2009 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that the Company can verify your ownership of the Company’s stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

If you return a proxy card without indicating your vote, your shares will be voted as follows: (i) for each of the nominees for director named in this proxy statement; and (ii) in accordance with the recommendation of management on any other matter that may properly be brought before the meeting and any adjournment of the meeting.

VOTING SECURITIES

On the Record Date there were 2,959,600 outstanding shares of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following tables set forth certain information known to the Company with respect to beneficial ownership of the Common Stock as of September 8, 2009, by:

•

each person known by the Company to own beneficially more than 5% of the outstanding Common Stock;

•

each of the Company’s directors;

•

each named executive officer; and

•

all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power over securities. The table below includes the number of shares underlying options and warrants that are currently exercisable or exercisable within 60 days of September 8, 2009. It is therefore based on 2,959,600 shares of Common Stock outstanding as of September 8, 2009. Shares of Common Stock subject to options and warrants that are currently exercisable or exercisable within 60 days of September 8, 2009 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of computing beneficial ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Gulfstream International Group, Inc., 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312.

Beneficial Owners of More than Five Percent

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned
Daniel H. Abramowitz (1) 110 North Washington Street, Suite 401 Rockville, Maryland 20850	231,350	7.7%

David F. Hackett (2)	182,324	5.9%

Michael N. Taglich (3) 700 New York Avenue Huntington, New York 11743	494,833	15.0%

Robert F. Taglich (4) 700 New York Avenue Huntington, New York 11743	160,500	5.4%

Gulfstream Funding, LLC (5) 861 Maggies Way Waterbury Center, Vermont 05677	558,333	15.9%

Shelter Island Opportunity Fund, LLC (6) One East 52nd Street, 6th Floor New York, NY 10022	578,870	16.4%

———————

(1)

Includes 40,000 shares of Common Stock held by Hillson Investments, LLC, 154,350 shares of Common Stock held by Hillson Partners LP, 35,000 shares of Common Stock issuable under a warrant held by Hillson Partners LP and 2,000 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Abramowitz.

(2)

Includes 116,324 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Hackett.

(3)

Includes 333,333 shares of Common Stock issuable upon conversion of the debenture held by Gulfstream Funding, LLC, and 5,000 shares of Common Stock held by Tag/Kent Partnership. Mr. Taglich is a manager of, and holds a 10% interest in, Gulfstream Funding, LLC, and is a partner of, and holds a 33.33% interest in, the Tag/Kent Partnership.

(4)

Includes 5,000 shares of Common Stock held by Tag/Kent Partnership. Mr. Taglich is a partner of, and holds a 33.33% interest in, the Tag/Kent Partnership.

(5)

Consists of 333,333 shares of Common Stock issuable upon conversion of a debenture held by Gulfstream Funding, LLC and warrants to purchase 225,000 shares of Common Stock at $3.20 per share.

(6)

Consists of warrants to purchase 578,870 shares of Common Stock at $0.0017 per share

Beneficial Ownership of Directors, Director Nominees and Executive Officers

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned
Thomas A. McFall (1)	119,800	4.1%
David F. Hackett (2)	149,324	5.7%
Robert M. Brown (3)	22,000	*
Thomas P. Cooper (4)	21,000	*
Gary P. Arnold (5)	84,000	2.8%
Gary L. Fishman (6)	2,000	*
Barry S. Lutin (7)	4,000	*
Richard R. Schreiber (8)	4,000	*
All directors and officers as a group (9 persons)	439,124	13.9%

———————

*

Indicates beneficial ownership of less than one percent.

(1)

Includes 2,000 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Thomas A. McFall. Does not include 333,333 shares of Common Stock issuable upon conversion of the debenture held by Gulfstream Funding, LLC. Mr. McFall is a manager of Gulfstream Funding, LLC, and his wife and children are the beneficiary of the Ledgemaze Realty Trust, which holds a 10% interest in Gulfstream Funding, LLC. However, Mr. McFall does not have the power to vote or dispose of the securities held by Gulfstream Funding, LLC.

(2)

Includes 116,324 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Hackett, 3,240 of which are to be transferred to Mr. Hackett’s ex-wife upon exercise pursuant to the terms of a Marital Settlement Agreement. Does not include 33,000 shares formerly held by Mr. Hackett, which were transferred to his ex-wife pursuant to the Marital Settlement Agreement.

(3)

Consists of shares issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Brown.

(4)

Includes 8,000 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Cooper.

(5)

Includes 4,000 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Arnold.

(6)

Consist of shares issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Fishman.

(7)

Consist of shares issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Lutin.

(8)

Consists of shares issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Schreiber.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based solely on its review of the forms it received, or written representations from reporting persons, the Company believes that all of its directors, executive officers and beneficial owners of greater than ten percent of the outstanding Common Stock complied with all such filing requirements during 2008, except that Gulfstream Funding, LLC purchased a convertible debenture on September 19, 2008 that was reported on Form 4 on February 20, 2009 and Thomas A. McFall purchased 28,500 shares of Common Stock on December 31, 2008 that was reported on Form 4 on January 6, 2009.

PROPOSAL I.

ELECTION OF DIRECTORS

The Board of Directors presently has six members with each member serving a one-year term.

Currently, all of the Company’s directors hold office until the end of the next annual meeting of stockholders or until their successors are duly elected and qualified.

The Nominating and Corporate Governance Committee of the Board of Directors has nominated the Company’s six current directors, Thomas A. McFall, David F. Hackett, Gary P. Arnold, Douglas E. Hailey, Barry S. Lutin and Richard R. Schreiber, to be re-elected to serve until the 2010 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAMED NOMINEES

Proxies cannot be voted for a greater number of persons than the number of nominees named below. Unless otherwise specified, all proxies will be voted in favor of the six nominees listed above for election as directors of the Company.

The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election on the date of the meeting or for good cause will not serve. If a vacancy occurs among the original nominees prior to the meeting, the proxies will be voted for a substitute nominee named by the Board of Directors and for the remaining nominees. Directors are elected by a plurality of the votes present in person or by proxy and entitled to vote at the meeting.

The following information is furnished as of September 8, 2009, for each of the nominees for the Board of Directors:

Information Relating to Directors, Nominees and Executive Officers

Set forth below is the name, age, position and a brief account of the business experience of each of the Company’s directors.

Name	Age	Position(s)
Thomas A. McFall	55	Chairman of the Board and Senior Executive Officer
David F. Hackett	47	Chief Executive Officer and President, Director
Gary P. Arnold	67	Director
Gary L. Fishman	62	Director
Barry S. Lutin	64	Director
Richard R. Schreiber	53	Director

Thomas A. McFall, 55, Chairman of the Board and Senior Executive Officer

Mr. McFall has served as Chairman of the Board of Directors and Senior Executive Officer since March 2006. Mr. McFall currently serves as Chairman of Weatherly Group LLC, a company he co-founded in 2001. Mr. McFall has served as an executive and on the board of directors of numerous companies, including Weatherstar Aviation. Weatherstar Aviation was a New Jersey based aviation operator providing both regularly scheduled and on demand charter flights under an FAA Part 135 certificate. Mr. McFall was President and CEO of Weatherstar Aviation from its inception in 1987 until its sale in 1995. He is currently Chairman of National Molding Corporation and Cattron Group International.

David F. Hackett, 47, Chief Executive Officer and President, Director

Mr. Hackett has been Chief Executive Officer and President of the Company since March 2006. Since June 2003, Mr. Hackett has served as President of Gulfstream. From January 2002 to June 2003, he was a financial and strategic consultant to Newgate Associates, LLC. Mr. Hackett has over 20 years experience in the airline industry, beginning with Continental in 1985, where he eventually served as Director, Financial Planning and Analysis.

Gary P. Arnold, 62, Director

Mr. Arnold has been a director since November 2007. He has significant international and domestic experience in the electronics industry in the areas of finance, strategic planning and operations, and has been involved in numerous capital market transactions. He spearheaded the turnaround at Tektronix Corp. where he was chief financial officer from 1990 to 1992, and later served as Chairman and CEO of Analogy, Inc., a provider of design automation software used in the automotive industry from 1993 to 2000. Since 2000, Mr. Arnold has been a private investor and currently serves on the boards of directors of National Semiconductor Corp. (NYSE: NSM) and Orchids Paper Products Company (NYSE AMEX: TIS). Mr. Arnold is a certified public accountant and he holds a B.S. degree in Accounting from East Tennessee State University and a JD degree from the University of Tennessee School of Law.

Gary L. Fishman, 62, Director

Mr. Fishman has been a director since January 2009. He has over 30 years of airline experience, having held executive positions with Northwest Airlines, Continental Airlines and Trans World Airlines in diverse areas including operations, planning and finance. An officer of Northwest Airlines from 1995 to 2005, he held various positions, including Vice President of Customer Service Planning and Security (2002-2004) and Senior Vice President of Alliances (2004-2005). After his retirement from Northwest Airlines, he served from 2005 through 2008 as Vice President of Sales Operations at Ingenix, a division of UnitedHealth Group. He is a graduate of the United States Naval Academy and served as an officer in the US Navy from 1968 through 1973.

Barry S. Lutin, 64, Director

Mr. Lutin has been a director since November 2007. He has been involved in the aviation industry for more than forty years, serving in various senior positions responsible for certification, operations and financial management for scheduled air operators. Since December 2006, Mr. Lutin has been a Managing Director of Helion Procopter Industries, a subsidiary of Anham Trading and Contracting, LLC of Dubai. Also, since April 2002, Mr. Lutin has been President and CEO of Capitol Rising, LLC. Between 1992 and 2002, Mr. Lutin served as a management consultant and as President and Chief Operating Officer of Shuttle America Corporation. From 1972 to 1992, Mr. Lutin served as Chairman and CEO of Corporate Air, Inc., an FAA Part 135 scheduled cargo carrier. Currently he serves as Chairman and director of Safe Passage International, a U.S.-based security training software development company. Mr. Lutin is a licensed air transport pilot with more than six thousand hours of flight experience.

Richard R. Schreiber, 53, Director

Mr. Schreiber has been a director since March 2006. Since 1982, Mr. Schreiber has been a Partner with Dimeling, Schreiber & Park, an investment firm in Philadelphia. Mr. Schreiber is also employed by Itochu International, Inc. as Director, Principal Investments. He has been on the board of directors of numerous private companies (including New Piper Aircraft and McCall Pattern Company) and public companies (including Wiser Oil Company and Chief Consolidated Mining). Mr. Schreiber was previously a director of Business Express Airlines (a large FAA Part 121 commuter airline), Aeris (a French airline) and Rocky Mountain Helicopters (a large FAA Part 135 operation). Mr. Schreiber received a bachelor’s degree in Economics from the Wharton School of the University of Pennsylvania.

Board of Directors

Currently, the Company has authorized a six-member Board of Directors. All of the directors hold office until the next annual meeting of stockholders or until their successors are duly qualified.

The Board of Directors held seven meetings during the fiscal year which ended December 31, 2008. During 2008, each director attended at least 75% of the aggregate of the regular meetings of the Board of Directors and meetings of the committees of the board on which he served. All of the directors attended the annual meeting of stockholders held on June 9, 2008. The Company’s directors discharged their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and communications with members of management and others.

Director Independence

The Company periodically reviews the independence of each director. Pursuant to this review, the directors and officers of the Company, on an annual basis, are required to complete and forward to the Corporate Secretary a detailed questionnaire to determine if there are any transactions or relationships between any of the directors or officers (including immediate family and affiliates) and the Company. If any transactions or relationships exist, the Company then considers whether such transactions or relationships are inconsistent with a determination that the director is independent in accordance with the listing standards of the NYSE Amex. Pursuant to this process, the Board of Directors has determined that Messrs. Arnold, Fishman, Lutin and Schreiber qualify as independent directors.

Board Committees

The Company established an Audit Committee consisting of Mr. Arnold, who chairs the committee, and Messrs. Lutin and Schreiber, all of whom the Company believes qualify as “independent directors” under NYSE Amex rules. The NYSE Amex listing standards define “financially literate” as being able to read and understand financial statements, including a company’s balance sheet, income statement and cash flow statement. The Audit Committee is governed by a written charter (available in the Corporate Governance section of the Company’s website which can be accessed from the Company’s homepage at http//www.gulfstreamair.com by selecting “Corporate Governance”), which must be reviewed and amended, if necessary, on an annual basis. Under the charter, the Audit Committee is required to meet at least four times a year and is responsible for reviewing the independence, qualifications and quality control procedures of the Company’s independent auditors, and is responsible for recommending the initial or continued retention, or a change in, the Company’s independent auditors. In addition, the Audit Committee is required to review and discuss with the Company’s management and independent auditors the financial statements and annual and quarterly reports, as well as the quality and effectiveness of the Company’s internal control procedures and critical accounting policies. The Audit Committee’s charter also requires the Audit Committee to review potential conflict of interest situations, including transactions with related parties, and to discuss with the Company’s management other matters related to the Company’s external and internal audit procedures. The Audit Committee will adopt a pre-approval policy for the provision of audit and non-audit services performed by the independent auditors. The Company believes Mr. Arnold is a “financial expert” as defined under the Securities and Exchange Act of 1934 and as required by the NYSE Amex. The Audit Committee held six meetings in 2008.

The Company has also established a Compensation Committee consisting of Mr. Lutin, who chairs the committee, and Messrs. Arnold and Schreiber, all of whom the Company believes qualify as “independent directors” under NYSE Amex rules. The Compensation Committee is governed by a written charter (available in the Corporate Governance section of the Company’s Website which can be accessed from the Company’s homepage at http://www.gulfstreamair.com by selecting “Corporate Governance”). The Compensation Committee is responsible for making recommendations to the Board of Directors regarding compensation arrangements for the Company’s executive officers, including annual bonus compensation, and consults with management regarding the Company’s compensation policies and practices. The Compensation Committee also makes recommendations concerning the adoption of any compensation plans in which management is eligible to participate, including the granting of stock options or other benefits under those plans. The Compensation Committee held two meetings in 2008.

The Company has also established a Nominating and Corporate Governance Committee consisting of Mr. Schreiber, who chairs the committee, Mr. Arnold and Mr. Lutin, all of whom the Company believes qualify as “independent directors” under the NYSE Amex rules. The Nominating and Corporate Governance Committee is governed by a written charter (available in the Corporate Governance section of the Company’s Website which can be accessed from the Company’s homepage at http://wwwgulfstreamair.com by selecting “Corporate Governance”). The Nominating and Corporate Governance Committee submits to the Board of Directors a proposed slate of directors for submission to the stockholders at the Company’s annual meeting, recommends director candidates in view of pending additions, resignations or retirements, develops criteria for the selection of directors, reviews suggested nominees received from stockholders and reviews corporate governance policies and recommends changes to the full Board of Directors. The Nominating and Corporate Governance Committee held one meeting in 2008.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors candidates to serve as members of the Board of Directors. The Nominating and Corporate Governance Committee has not adopted specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather each nominee is individually evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates submitted from a variety of sources (including, without limit, incumbent directors, stockholders, Company management and third-party search firms) when reviewing candidates to fill vacancies and/or expand the Board of Directors. The committee will then evaluate each potential candidate’s educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. The committee will seek to identify and recruit the best available candidates, and will endeavor to evaluate qualified stockholder nominees on the same basis as those submitted by members of the Board of Directors, third-party search firms or other sources.

After completing this process, the committee will determine whether one or more candidates are sufficiently qualified to warrant further investigation. If the process yields one or more desirable candidates, the committee will rank them by order of preference, depending on their respective qualifications and the Company’s needs. The committee chair, or another director designated by the committee chair, will then contact the preferred candidate(s) to evaluate their potential interest and to set up interviews with the full committee. All such interviews will be held in person, to the extent possible, and will include only the candidate and the committee members. Based upon interview results and appropriate background checks, the committee will decide whether it will recommend the candidate’s nomination to the full Board of Directors.

The committee may, in its discretion, choose, from time to time, to use additional resources (including independent third-party search firms) if it determines that such resources could enhance a particular director search.

Any stockholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, Gulfstream International Group, Inc., 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312:

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Stockholder’s name, number of shares owned, length of period held, and proof of ownership;

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Name, age and address of candidate;

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A detailed resume describing among other things the candidate’s educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

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A supporting statement which describes the candidate’s reasons for seeking election to the Board of Directors, and documents his/her ability to serve on the Board of Directors;

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Any information relating to the candidate that is required to be disclosed in the solicitation of proxies for election of directors;

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A description of any arrangements or understandings between the stockholder and the candidate;

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Any other information that would be useful to the committee in considering the candidate; and

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A signed statement from the candidate, confirming his/her willingness to serve on the Board of Directors.

The Corporate Secretary will forward such materials to the committee chair and the Chairman of the Board of Directors. The Corporate Secretary will also maintain copies of such materials for future reference by the committee when filling positions on the Board of Directors.

Stockholders may submit potential director candidates at any time pursuant to these procedures. The committee will consider such candidates if a vacancy arises or if the Board of Directors decides to expand its membership, and at such other times as the committee deems necessary or appropriate. Separate procedures apply, as provided in the Company’s bylaws, if a stockholder wishes to submit at an annual meeting a director candidate that is not approved by the committee or the Board of Directors. See “STOCKHOLDER PROPOSALS” beginning on page 29.

Process by Which Security Holders May Send Communications to the Board of Directors

The Board of Directors believes it is important for holders of the Company’s securities to be able to send written communications to the Board of Directors and is in the process of preparing and adopting a policy regarding the submission of such communications. Until such policy is formally adopted, any stockholder wishing to send communications to the Board of Directors should send the written communication and the following information to the Company’s Corporate Secretary, Gulfstream International Group, Inc., 3201 Griffin Road, 4th Floor, Ft. Lauderdale, Florida 33312:

•

Stockholder’s name, number of shares of Common Stock owned, length of period held, and proof of ownership;

•

Name, age, business and residential address of stockholder; and

•

Any individual director or committee to which the stockholder would like to have the written statement and other information sent.

The Corporate Secretary, or his or her designee, will collect and organize all of such stockholder communications as he or she deems appropriate and, at least once each year, forward these materials to the Chairman of the Board, any committee chair or individual director. The Corporate Secretary may refuse to forward material which he or she determines in good faith to be scandalous, threatening or otherwise inappropriate for delivery. The Corporate Secretary will also maintain copies of such materials.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Gulfstream International Group, Inc. (the “Audit Committee”) is composed of three directors who, in the judgment of the Board of Directors, meet the independence requirements of the NYSE Amex rules. The Audit Committee operates under a charter adopted by the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

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The Audit Committee has reviewed and discussed with management and with McKean, Paul, Chrycy, Fletcher & Co., the Company’s independent registered public accounting firm, the audited financial statements of the Company for the year ended December 31, 2008 (the “Financial Statements”).

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McKean, Paul, Chrycy, Fletcher & Co. has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements.

•

The Audit Committee has received from McKean, Paul, Chrycy, Fletcher & Co. the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding McKean, Paul, Chrycy, Fletcher & Co.’s communications with the Audit Committee concerning independence and has discussed McKean, Paul, Chrycy, Fletcher & Co.’s independence with them.

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Based upon the aforementioned review, discussions and representations of McKean, Paul, Chrycy, Fletcher & Co., and the unqualified audit opinion presented by McKean, Paul, Chrycy, Fletcher & Co. on the Financial Statements, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

Gary P. Arnold, Chairman
Barry S. Lutin
Richard R. Schreiber

The Report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or portions thereof into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of Mr. Lutin, Mr. Arnold and Mr. Schreiber, none of whom are employees or current or former officers of the Company, and none of whom had any relationship with the Company required to be disclosed under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.” None of the Company’s Compensation Committee members and none of the Company’s executive officers have a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation of the chief executive officer and certain of other executive officers of the Company for each of the last three fiscal years. The Company hired Mr. Brown as Chief Financial Officer on January 29, 2007. Prior to that time, Mr. Hackett also served as the Company’s Chief Financial Officer. These persons are referred to as the “named executive officers” elsewhere in this proxy statement.

Summary Compensation Table

Name and principal position	Year	Salary	Bonus	Option Awards (1)	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
David F. Hackett
Chief Executive	2008	$134,900	$23,800	––	––	$14,400	$173,100
Officer and President	2007	$132,000	$37,400	$179,300	––	$14,500	$363,200
	2006	$126,300	$39,200	$77,500	––	$11,400	$254,400

Thomas P. Cooper
Senior Vice President,	2008	$100,000	$6,100	$4,900	––	$13,600	$119,700
Legal Affairs	2007	$98,100	$19,400	$8,900	––	$13,800	$140,200
	2006	$90,000	$22,500	––	––	$10,700	$123,200

Robert M. Brown
Chief Financial	2008	$150,000	––	14,600	––	$9,500	$174,100
Officer	2007	$142,700	––	$26,700	––	$8,700	$178,100

———————

(1)

Reflects options awarded under the Company’s Stock Incentive Plan. These options vest and become exercisable in 20% increments starting on the grant date and 20% on each anniversary of the grant date, except that all of Mr. Hackett’s unvested options as of December 14, 2007 were accelerated based on the Company’s completion of its initial public offering of Common Stock. These amounts represent the financial reporting expense recognized by the Company in 2007 and 2008 in accordance with SFAS 123R, and not the amounts that may be eventually realized by the named executive officers.

Agreements with Named Executive Officers

David F. Hackett

On March 14, 2006, Mr. Hackett and the Company’s wholly-owned subsidiary, Gulfstream International Airlines, Inc. (“Gulfstream”), entered into an Executive Employment Agreement, pursuant to which, among other things, Mr. Hackett is to serve as President of Gulfstream for an initial term of two years, subject to automatic one-year extensions absent mutual amendment of the terms or termination by either party as set forth therein. The agreement has been so extended twice. Mr. Hackett is entitled to a base salary of $132,000 (as increased to reflect increases in the consumer price index and at the discretion of the Board of Directors) and a bonus determined at the discretion of the Board of Directors. In the event of Mr. Hackett’s death during the term of the agreement, Mr. Hackett’s salary and any bonus will be paid to his designated beneficiary, estate or other legal representative for six months following his death. In the event of Mr. Hackett’s disability during the term of the agreement, Mr. Hackett will be entitled to receive no less than six months’ salary and any bonus following such disability. This disability payment is in addition to other long-term disability benefits provided by the Company to Mr. Hackett. For the purposes of this agreement, “disability” is deemed to have occurred if Mr. Hackett is unable by reason of sickness, disease or accident to substantially perform his duties under the agreement for an aggregate of six months in any one-year period, or if he has a guardian of his person or estate appointed by a court.

Upon termination of the agreement without “cause” by Gulfstream, Mr. Hackett will be entitled to benefits for the remainder of the initial or then-current renewal term of the agreement and compensation in the form of base salary and incentive bonus payments for one year thereafter. For the purposes of this agreement, “cause” is defined as (i) repeated failure or refusal to reasonably cooperate with a governmental investigation of Gulfstream; (ii) willfully committing or participating in any act or omission which constitutes willful misconduct, fraud, misrepresentation, embezzlement or dishonesty that is materially injurious to Gulfstream; (iii) committing or participating in any other act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent that is materially injurious to the company, monetarily or otherwise; (iv) engaging in a criminal enterprise involving moral turpitude; (v) any crime resulting in a conviction, which constitutes a felony in the jurisdiction involved (other than a motor vehicle felony that does not result in his incarceration); (vi) any loss of any state or federal license required for Mr. Hackett to perform his material duties or responsibilities for Gulfstream; or (vii) any material breach of the employment agreement by Mr. Hackett.

Mr. Hackett has the right to terminate the agreement upon 30 days notice for one year after any change in control. The Company’s obligations to make payments to Mr. Hackett following such a termination are described more fully in “Potential Payments Upon Termination or Change In Control,” beginning on page 14. Pursuant to his employment agreement, Mr. Hackett agrees to a covenant not to compete during the term of the agreement and for a period of one year thereafter in the territory of Florida, the Bahamas and portions of Cuba. Mr. Hackett also agrees to maintain the confidentiality of certain information in certain circumstances.

Thomas P. Cooper

On August 7, 2003, Mr. Thomas P. Cooper and Gulfstream entered into an Executive Employment Agreement, pursuant to which, among other things, Mr. Cooper serves as Senior Vice President, Legal Affairs, or such other position as the Board of Directors of Gulfstream determines, for an initial term of three years, subject to automatic one-year extensions absent mutual amendment of the terms or termination by either party as set forth therein. The agreement has been so extended four times. Mr. Cooper is entitled to a base salary of $100,000 (as increased to reflect increases in the consumer price index or at the discretion of the Board of Directors of Gulfstream) and to a bonus equal to 1% of Gulfstream’s annual pre-tax income which amount is paid quarterly on a trailing twelve month basis, excluding non-recurring gains and losses. In the event of Mr. Cooper’s death during the term of the agreement; Mr. Cooper’s salary and incentive bonus will be paid to his designated beneficiary, estate or other legal representative for six months following his death. In the event of Mr. Cooper’s disability during the term of the agreement, Mr. Cooper will be entitled to receive no less than six months’ salary following such disability. This disability payment is in addition to other long-term disability benefits provided by the Company to Mr. Cooper. For the purposes of this agreement, “disability” is deemed to have occurred if Mr. Cooper is unable by reason of sickness, disease or accident to substantially perform his duties under the agreement for an aggregate of six months in any one year period, or if he has a guardian of his person or estate appointed by a court.

Upon termination of the agreement without “cause” by Gulfstream, Mr. Cooper will be entitled to benefits for the remainder of the initial or then-current renewal term of the agreement and base salary for one year plus one month for each year of service with Gulfstream. For the purposes of this agreement, “cause” is defined as (i) willfully committing or participating in any act or omission which constitutes willful misconduct, fraud, misrepresentation, embezzlement or dishonesty that is materially injurious to Gulfstream; (ii) committing or participating in any other act or omission wantonly, willfully, recklessly or in a manner which was grossly negligent that is materially injurious to the company, monetarily or otherwise; (iii) engaging in a criminal enterprise involving moral turpitude; (iv) any crime resulting in a conviction, which constitutes a felony in the jurisdiction involved (other than a motor vehicle felony that does not result in his incarceration); (v) any loss of any state or federal license required for Mr. Cooper to perform his material duties or responsibilities for Gulfstream; or (vi) any material breach of the employment agreement by Mr. Cooper.

Mr. Cooper has the right to terminate the agreement upon 30 days notice for one year after any change in control. The Company’s obligations to make payments to Mr. Cooper following such a termination are described more fully in “Potential Payments Upon Termination or Change In Control,” beginning on page 14. Pursuant to his employment agreement, Mr. Cooper agrees to a covenant not to compete during the term of the agreement and for a period of six months thereafter in the territory of Florida and the Bahamas (unless terminated without cause by

Gulfstream, in which case the noncompetition obligations of Mr. Cooper will end upon his termination). Mr. Cooper also agrees to maintain the confidentiality of certain information in certain circumstances.

Employee Benefit Plans

Stock Incentive Plan. The Gulfstream International Group Stock Incentive Plan was adopted by its Board of Directors and approved by its stockholders in 2006. Such plan provides for the granting of incentive stock options, non-incentive stock options, SARs, cash-based awards, or other stock-based awards to employees, directors or consultants selected by the Board of Directors. The plan authorizes 350,000 shares of the Common Stock to be issued under the plan. As of the date of this proxy statement, the Company has awarded options to certain of its officers, employees and directors for an aggregate of 348,324 shares of such Common Stock. The Compensation Committee administers the plan.

On the date of the grant, the exercise price must equal at least 100% of the fair market value in the case of incentive stock options, or 110% of the fair market value with respect to optionees who own at least 10% of the total combined voting power of all classes of stock. The fair market value is determined by computing the arithmetic mean of the high and low of the Company’s stock price on a given determination date. The exercise price on the date of grant is determined from time to time by the Board of Directors in the case of non-qualified stock options. This price needs not be uniform for all recipients of non-qualified stock options and must not be less than 100% of the fair market value.

SARs granted under the plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of options. The Board of Directors determines the exercise price of SARs. A SAR granted independent of an option entitles the participant to payment in an amount equal to the excess of the fair market value of a share of the Common Stock on the exercise date over the exercise price per share, times the number of SARs exercised. A SAR granted in connection with an option entitles the participant to surrender an unexercised option and to receive in exchange an amount equal to the excess of the fair market value of a share of the Common Stock over the exercise price per share for the option, times the number of shares covered by the option which is surrendered. Fair market value is determined in the same manner as it is determined for options.

The Board of Directors may also grant awards of stock, restricted stock and other awards valued in whole or in part by reference to the fair market value of the Common Stock. These stock-based awards, in the discretion of the Board of Directors, may be, among other things, subject to completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Additionally, the Board of Directors may grant awards of cash, in values to be determined by the compensation committee. If any awards are in excess of $1,000,000 such that Section 162(m) of the Internal Revenue Code applies, the Board of Directors must alter its compensation practices to ensure that compensation deductions are permitted.

Awards granted under the plan are generally not transferable by the participant except by will or the laws of descent and distribution, and each award is exercisable, during the lifetime of the participant, only by the participant or his or her guardian or legal representative, unless permitted by the Board of Directors.

Options granted under the plan will vest as provided by the Board of Directors at the time of the grant. The Board of Directors may provide for accelerated vesting or termination in exchange for cash of any outstanding awards or the issuance of substitute awards upon consummation of a “change in control”. The currently outstanding options vest 20% on the date of grant and then ratably at 20% per year over the next four years. The options expire on the date determined by the Board of Directors but may not extend more than ten years from the grant date. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended. For the purposes of the plan, a “change in control” is defined as (i) the purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of § 13(d) or § 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of either the outstanding shares of the Common Stock or the combined voting power of the Company’s outstanding voting securities entitled to vote generally in the election of directors, each as of the time the Stock Incentive Plan was entered into; or (ii) individuals who constituted the Board of Directors at the time the Stock Incentive Plan was entered into cease for any reason to constitute at least a majority of the Board of Directors, except for the election of any person who becomes a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the incumbent Board of Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors); or (iii) approval by the Company’s stockholders of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the Common Stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation’s then outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

The plan may be amended, altered, suspended or terminated by the administrator at any time. The Company may not alter the rights and obligations under any award granted before amendment of the plan without the consent of the affected participant. Unless terminated sooner, the plan will terminate automatically on February 28, 2016.

401(k) Plan. The Company established a 401(k) retirement savings plan in 1996. Each of the Company’s participating employees may contribute to the 401(k) plan, through payroll deductions, up to 50% on a pre-tax basis of his or her compensation, subject to limits imposed by federal law. Beginning on July 1, 2006, the Company matched 25% of the first 4% contributed by participants. The Company may make additional contributions to the 401(k) plan in amounts determined by its Board of Directors. Employees may elect to invest their contributions in various established mutual funds. All amounts contributed by employee participants are fully vested at all times. The amounts matched by the Company are vested 25% in the first year of employment, 50% in the second year of employment, 75% in the third year of employment, and 100% in and after the fourth year of employment. For the year ended December 31, 2008, administrative expenses paid to third-party provider related to the Company’s 401(k) plan were approximately $7,300.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David F. Hackett	104,324	––	––	$5.00	May 31, 2016
Robert. M. Brown	12,000	18,000	––	$5.00	January 26, 2017
Thomas P. Cooper	4,000	6,000	––	$5.00	January 26, 2017

Potential Payments Upon Termination Or Change-In-Control

The named executive officers are entitled to payments upon termination or change-in-control as set forth in their respective employment agreements, with the exception of Robert Brown. The Board of Directors provides payments to named executive officers upon termination or change of control in order to give them some degree of financial protection in the event of certain events occurring. The payment to which each named executive officer is eligible is roughly proportionate to such named executive officer’s level of total compensation.

Payments Made Upon Termination

In the event that a named executive officer’s employment terminates for reasons of voluntary termination, early retirement, involuntary not-for-cause termination, termination following a change of control of the Company and in the event of disability or death of the executive, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•

quarterly bonus earned for any completed fiscal quarter for Mr. Thomas P. Cooper;

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vested options awarded under the Company’s Stock Incentive Plan;

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vested amounts contributed under the Company’s 401(k) plan; and

•

pay in lieu of unused vacation.

Payments Made Upon Death or Disability

In the event of the death or disability of a named executive officer, each named executive officer is entitled to certain benefits as described in their employment agreements described in “Agreements with Named Executive Officers.” The Company does not maintain a disability plan.

Payments Made Upon a Change in Control

Change in Control of the Company

In the event of a change in control of the Company, the Board of Directors or a committee thereof may provide for accelerated vesting or termination of any outstanding stock options issued under the Stock Incentive Plan in exchange for a cash payment, or the issuance of substitute awards to substantially preserve the terms of any option awards previously granted under the Stock Incentive Plan. A description of the events giving rise to a “change in control” for purposes of the Stock Incentive Plan is set forth in “Executive Compensation — Employee Benefit Plans — Stock Incentive Plan” beginning on page 13.

Change in Control of Gulfstream

Pursuant to the employment agreements between the Company and each named executive officer, with the exception of Robert Brown, the Company is obligated to make certain payments to such executive if his employment is terminated following a change in control of Gulfstream (as defined above) (other than termination by Gulfstream for cause or by reason of death or disability) or if he terminates his employment within one year after the occurrence of a change in control of Gulfstream, as follows:

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continued payment of base salary and incentive bonus payments, in the case of Mr. Hackett one year following termination of the executive’s employment and in the case of Mr. Thomas P. Cooper one year following termination of executive’s employment plus one additional month for each year of service to the Company; and

•

continued medical and life insurance benefits for the balance of the initial term of the applicable employment agreement.

Generally, pursuant to the agreements, a “change in control” of Gulfstream means a change in control (A) as set forth in Section 280G of the Internal Revenue Code; or (B) of a nature that would be required to be reported in response to Item 2.01 of a current report on Form 8-K pursuant to Section 13 or 15(d) of the Securities Exchange Act, as in effect on the date of the relevant agreement, including upon any of the following:

•

any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other than the executive is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s outstanding securities then having the right to vote as elections of directors;

•

the individuals who at the effective date of the applicable employment agreement constitute the Board of Directors cease for any reason to constitute a majority thereof, unless the election, or nomination for election, of each new director was approved by a vote of at least two-thirds (2/3) of the directors then in office who were directors at the effective date of the applicable employment agreement;

•

there is a failure to elect a majority of the Board of Directors from candidates nominated by management of the Company to the Board of Directors; or

•

the business of Gulfstream for which the executive’s services are principally performed is disposed of by Gulfstream pursuant to a partial or complete liquidation of Gulfstream, a sale of assets (including stock of a subsidiary of Gulfstream) or otherwise.

A change in control is deemed not to have occurred on either of the following circumstances:

•

where all or any portion of the stock of Gulfstream is offered through an initial or subsequent public offering; and/or

•

where the executive gives his explicit written waiver stating that for the purposes of the relevant portions of his employment agreement, a change in control shall not be deemed to have occurred.

In the event that the executive’s employment is terminated for any reason other than cause within one year following an “attempted change in control,” the executive shall be entitled to the same benefits and compensation as though he was terminated in the year following a change in control. An “attempted change in control” is deemed to have occurred if any substantial attempt, accompanied by significant work efforts and expenditures of money, is made to accomplish a change in control, whether or not such attempt is made with the approval of a majority of the Board of Directors.

DIRECTORS’ COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. In setting director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company as well as the skill level required by the Company with respect to members of the Board of Directors.

Compensation for the Company’s directors in 2008 was as follows:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Thomas A. McFall(2)	––	––	––	––	––	––	––
Gary P. Arnold	$ 31,000	––	––	––	––	––	$ 31,000
Daniel H. Abramowitz	$ 15,000	––	––	––	––	––	$ 15,000
Gary L. Fishman	––	––	––	––	––	––	––
David F. Hackett(1)	––	––	––	––	––	––	––
Douglas E. Hailey(2)	––	––	––	––	––	––	$ 31,000
Barry S. Lutin	$ 31,000	––	––	––	––	––	––
Richard R. Schreiber	$ 31,000	––	––	––	––	––	$ 31,000

———————

(1)

Mr. Hackett is not compensated for his service as a director. The compensation of Mr. Hackett as President and Chief Executive Officer is disclosed in the Summary Compensation Table above.

(2)

Mr. McFall and Mr. Hailey chose to forego compensation for service as directors prior to the initial public offering.

Following the Company’s initial public offering in December 2007, each director receives an annual fee of $20,000. Each director receives an additional $5,000 for each committee on which he serves as Chairman per year, $3,000 for each committee on which he serves as a member (but not as a Chairman) per year and $500 for each meeting such director attends that is not in conjunction with a regularly scheduled meeting of the Board of Directors. The Company reimburses members of the Board of Directors for travel related expenditures related to their services to the Company. Each director will also be entitled to participate in the Company’s Stock Incentive Plan. It is expected that new directors will be granted options on the date that they begin service exercisable at the then-current market value.

Limitation of Liability and Indemnification

The Company’s bylaws provide that it has the power to indemnify its directors, officers and employees against claims arising in connection with their actions in such capacities. The Company currently has a directors’ and officers’ liability insurance policy that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances. The Company believes that these indemnification and liability provisions are essential to attracting and retaining qualified persons as officers and directors.

In addition, the Company’s certificate of incorporation (the “Certificate”) provides that the liability of directors for monetary damages relating to breach of fiduciary duty will be eliminated to the fullest extent permissible under the General Corporation Law of the State of Delaware. Each director will continue to be subject to liability for any breach of the director’s duty of loyalty to the Company, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for unlawful stock purchases or redemptions and for any transaction from which the director derived an improper personal benefit. This provision does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

The Company has entered into separate indemnification agreements with each of its directors and officers. Under these agreements, the Company is required to indemnify against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred, in connection with any actual, or any threatened, proceeding if any of them may be made a party because he or she is or was one of the Company’s directors or officers. The Company is obligated to pay these amounts only if the officer or director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the Company’s best interests. With respect to any criminal proceeding, the Company is obligated to pay these amounts only if the officer or director had no reasonable cause to believe that his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification under such agreements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2007, there has not been, nor is there currently planned, any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of the Common Stock or any member of such persons immediate families had or will have a direct or indirect material interest other than the transactions described below.

The Nominating and Corporate Governance Committee has responsibility for establishing and maintaining guidelines relating to any related party transactions between the Company and any of its officers or directors. Under the Company’s Code of Ethics (which can be accessed from its homepage at http://www.gulfstreamair.com by selecting “Corporate Governance”), any conflict of interest between a director or officer and the Company must be referred to the Nominating and Corporate Governance Committee for approval. The Company intends to adopt written guidelines for the Nominating and Corporate Governance Committee which will set forth the requirements for review and approval of any related party transactions.

The transactions reported in the following sections “—Management Services Agreement,”“— Property Lease,” “— Cuba Operations,” “— Indemnification and Employment Agreements,” and “— Other Services” were not entered into pursuant to a formal policy of the Company regarding related party transactions. Each transaction below was entered into prior to the Company’s initial public offering in December 2007.

Management Services Agreement

On March 14, 2006, the Company entered into a management services agreement with Weatherly Group, LLC, one of the entities which formed the Company for the purpose of acquiring Gulfstream and the Academy. Under this agreement, Weatherly Group agreed to provide advisory and management services to the Company in consideration of an annual management fee of $200,000, payable monthly, and financial advisory fees based on a formula if the Company merges with or acquires another company. The agreement was terminated on May 27, 2008 and there were no fees paid during 2008.

Property Lease

The Company leases the Gulfstream and Academy headquarters from EYW Holdings, Inc., an entity controlled in part by Thomas L. Cooper, the former Chief Executive Officer and current Chairman Emeritus of Gulfstream, and Thomas P. Cooper, an officer of Gulfstream, for a combined rent of approximately $33,000 per month. This corresponds to a price per square foot of approximately $24.29, which was consistent with lease rates for comparable commercial space at the time this arrangement was entered into.

Cuba Operations

GAC, a related company which is owned by Thomas L. Cooper, the former Chief Executive Officer of Gulfstream, operates charter flights between Miami and Havana.

Pursuant to a services agreement between Gulfstream and GAC dated August 8, 2003 and amended on March 14, 2006, Gulfstream provides use of its aircraft, flight crews, the Gulfstream name, insurance, and service personnel, including passenger, ground handling, security, and administrative. Gulfstream also maintains the financial records for GAC. Pursuant to the March 14, 2006 amended agreement, Gulfstream receives 75% of the operating profit generated by GAC’s Cuban charter operation. Prior to March 14, 2006, Gulfstream received all of the operating profit generated up to a cumulative total of $1 million, and then 75% thereafter. Income provided under the services agreement amounted to $836,000 and $425,000 for 2007 and 2008, respectively.

This profit-sharing arrangement resulted from arms’ length negotiations with the principal selling stockholder in connection with the Company’s acquisition of Gulfstream and the Academy.

Debt Financing

On September 16, 2008, the Company issued a $1.0 million 12% junior subordinated debenture (the “junior debenture”) and a warrant to purchase up to 225,000 shares of Common Stock (the “junior warrant”) to an entity owned in part by Thomas A. McFall, a member of the Board of Directors, and Douglas Hailey, a former member of the Board of Directors. The principal on the junior debenture will be repaid in a lump sum November 16, 2011 (the “maturity date”). Interest is payable at a fixed amount of $50,000 annually, with accrued and unpaid excess interest due and payable at the end of the twenty-fourth and thirty-sixth months and at the maturity date. At the option of the holder, the junior debentures may be converted into shares of Common Stock at a conversion price of $3.00 per share (the “conversion price”). As of the date hereof, the junior debenture is convertible into 333,333 shares of Common Stock. Pursuant to Proposal IV below, the Company is seeking ratification of the issuance of the junior debenture, and pursuant to Proposal V below, the Company is seeking approval from the stockholders to reduce the conversion price.

The junior warrant is exercisable through September 16, 2014, at an exercise price of $3.20 per share. Upon conversion of the junior debenture, the number of shares issuable under the junior warrant will decrease by 58,333. The warrant is subject to anti-dilution adjustment for certain future issuances or deemed issuances of Common Stock at a price per share of less than $3.20.

Other Services

The Company leases equipment from entities controlled by Thomas L. Cooper, former Chief Executive Officer of Gulfstream. The amounts paid for 2007 and 2008 were approximately $114,000 and 41,000, respectively.

Indemnification and Employment Agreements

The Company’s bylaws provide that it may indemnify its directors, officers and employees against claims arising in connection with their actions in such capacities. The Company currently has a directors’ and officers’ liability insurance policy that insures such persons against the costs of defense, settlement or payment of a judgment under certain circumstances. The Company believes that these indemnification and liability provisions are essential to attracting and retaining qualified persons as officers and directors. The Company has also entered into employment agreements with its named executive officers. See “Agreements with Named Executive Officers.”

The Company has entered into indemnification agreements with its directors and executive officers. Under these agreements, the Company is required to indemnify them against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred, in connection with any actual, or any threatened, proceeding if any of them may be made a party because he or she is or was one of the Company’s directors or officers. The Company is obligated to pay these amounts only if the officer or director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the Company’s best interests. With respect to any criminal proceeding, the Company is obligated to pay these amounts only if the officer or director had no reasonable cause to believe that his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification under such agreements.

In addition, the Certificate provides that the liability of its directors for monetary damages will be eliminated to the fullest extent permissible under the General Corporation Law of the State of Delaware. Each director will continue to be subject to liability for any breach of the director’s duty of loyalty, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for unlawful stock purchases or redemptions and for any transaction from which the director derived an improper personal benefit. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or state or federal environmental laws.

PROPOSAL II.

AMENDMENT OF STOCK INCENTIVE PLAN

The Gulfstream International Group Stock Incentive Plan (the “Plan”) presently states that 350,000 shares of Common Stock has been allocated to, and will be reserved to satisfy awards under, the Plan. On May 1, 2009 the Board of Directors approved an amendment to the Plan to increase the number of shares allocated to the Plan by 300,000 shares from 350,000 shares to 650,000 shares of Common Stock. As of September 4, 2009, awards to purchase 384,324 shares were outstanding, and 1,676 shares remain available for future awards under the Plan, or approximately 0.5% of the shares originally reserved.

Description of the Plan

The following is a summary of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. You are urged to read the actual text of the Plan in its entirety which has been previously filed as exhibit 10.23 to the Company’s Registration Statement on Form S-1 (File No. 333-144363) dated July 5, 2007.

Purpose. The purpose of the Plan is to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on behalf of the Company by providing incentives through the granting of awards. By granting awards to such individuals, the Company expects that the interests of the recipients will be better aligned with the interests of the Company.

Stock Subject to the Plan. Currently a total of 350,000 shares of Common Stock may be issued under the Plan, subject to adjustments. The Company may use shares held in treasury in lieu of authorized but unissued shares. If any award expires or terminates, the shares subject to such award shall again be available for purposes of the Plan. Any shares used by the participant as payment to satisfy a purchase price related to an award, and any shares withheld by the Company to satisfy an applicable tax-withholding obligation, shall again be available for purposes of the Plan.

Administration of the Plan. The Plan is administered by the Compensation Committee, all of the members of which are independent as required by law. The Compensation Committee has sole discretion over determining individuals eligible to participate in the Plan and the time or times at which awards will be granted and the number of shares, if applicable, which will be granted under an award. Subject to certain limitations, the Compensation Committee’s power and authority includes, but is not limited to, the ability to interpret the plan, to establish rules and regulations for carrying out the plan and to amend or rescind any rules previously established, to determine the terms and provisions of the award agreements and to make all other determinations necessary or advisable for the administration of the plan.

Eligible Persons. Any employee or director, as well as consultant to the Company, who is selected by the Compensation Committee is eligible to receive awards. The Compensation Committee will consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective awards, provided that incentive stock options may only be granted to employees.

Grant of Awards. The types of awards that may be granted under the Plan are stock options (either incentive stock options or non-qualified stock options), stock appreciation rights, performance-based awards, as well as other stock-based awards and cash-based awards. Awards are evidenced by an agreement and an award recipient has no rights as a stockholder with respect to any securities covered by an award until the date the recipient becomes a holder of record of the Common Stock.

On the date of the grant, the exercise price must equal at least 100% of the fair market value in the case of incentive stock options, or 110% of the fair market value with respect to optionees who own at least 10% of the total combined voting power of all classes of stock. The fair market value is determined by computing the arithmetic mean of the high and low stock prices on a given determination date. The exercise price on the date of grant is determined by the Compensation Committee in the case of non-qualified stock options.

Stock appreciation rights granted under the plan are subject to the same terms and restrictions as the option grants and may be granted independent of, or in connection with, the grant of options. The Compensation Committee determines the exercise price of stock appreciation rights. A stock appreciation right granted independent of an option entitles the participant to payment in an amount equal to the excess of the fair market value of a share of the Common Stock on the exercise date over the exercise price per share, times the number of stock appreciation rights exercised. A stock appreciation right granted in connection with an option entitles the participant to surrender an unexercised option and to receive in exchange an amount equal to the excess of the fair market value of a share of the Common Stock over the exercise price per share for the option, times the number of shares covered by the option which is surrendered. Fair market value is determined in the same manner as it is determined for options.

The Compensation Committee may also grant awards of stock, restricted stock and other awards valued in whole or in part by reference to the fair market value of the Common Stock. These stock-based awards, in the discretion of the Compensation Committee, may be, among other things, subject to completion of a specified period of service, the occurrence of an event or the attainment of performance objectives. Additionally, the Compensation Committee may grant awards of cash, in values to be determined by the Compensation Committee. If any awards are in excess of $1,000,000 such that Section 162(m) of the Internal Revenue Code applies, the committee may, in its discretion, alter its compensation practices to ensure that compensation deductions are permitted.

Awards granted under the plan are generally not transferable by the participant except by will or the laws of descent and distribution, and each award is exercisable, during the lifetime of the participant, only by the participant or his or her guardian or legal representative, unless permitted by the committee.

Awards Granted. As of September 4, 2009, the Company has granted options to purchase 348,324 shares and 1,676 shares remain available for future awards under the Plan, or approximately 0.5% of the 350,000 total shares originally reserved. The table below sets forth the number of shares subject to awards which have been granted through September 4, 2009 to (i) individual named executive officers, (ii) named executive officers as a group, (iii) all current directors who are not named executive officers, and (iv) all employees, including officers who are not named executive officers, as a group:

Award Recipients	Number of Shares Awarded
Named executive officers:
David F. Hackett	134,324
Robert M. Brown	50,000
Paul A. Stagias	––
Thomas P. Cooper	20,000
Executive Officers As a Group	204,324
All other employees, as a group:	128,000
Current Directors who are not named executive officers:
Thomas A. McFall	2,000
Gary P. Arnold	4,000
Gary L. Fishman	2,000
Barry S. Lutin	4,000
Richard R. Schreiber	4,000
Total	348,324

Options granted under the plan will vest as provided by the Compensation Committee at the time of the grant. The Compensation Committee may provide for accelerated vesting or termination in exchange for cash of any outstanding awards or the issuance of substitute awards upon consummation of a change in control, as defined in the plan. The currently outstanding employee options vest 20% on the date of grant and then ratably at 20% per year over the following four years. Options granted to members of the Board of Directors vested upon grant.

Amendment. The plan may be amended, altered, suspended or terminated by the administrator at any time. The Company may not alter the rights and obligations under any award granted before amendment of the plan without the consent of the affected participant. Unless terminated sooner, the plan will terminate automatically on February 28, 2016.

Federal Income Tax Consequences of Awards

The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the plan and with respect to the sale of Common Stock acquired under the plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. The tax consequences for any particular individual may be different.

Incentive Stock Options. Some options may constitute “incentive stock options” within the meaning of Section 422 of the Code. If the Company grants an incentive stock option, the recipient is not required to recognize income upon the grant of the incentive stock option, and the Company will not be allowed to take a deduction. Similarly, when a recipient exercises any incentive stock options, provided he or she has not ceased to be an employee of the Company and all affiliates for more than three months before the date of exercise, such employee will not be required to recognize income, and the Company will not be allowed to take a deduction. For purposes of the alternative minimum tax, however, the amount by which the aggregate fair market value of Common Stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in alternative minimum taxable income for the year in which the incentive stock option is exercised. The Code imposes an alternative minimum tax on a taxpayer whose tentative minimum tax, as defined in Section 55(b) (1) of the Code, exceeds the taxpayer’s regular tax.

Additional tax consequences will depend upon how long the recipient holds the shares of Common Stock received after exercising the incentive stock options. If the shares are held for more than two years from the date of grant and one year from the date of exercise of the option, upon disposition of the shares, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain or loss. If the recipient disposes of shares acquired upon exercise of an incentive stock option which shares were held for two years or less from the date of grant or one year or less from the date of exercise (“Disqualifying Disposition”), the recipient generally will recognize ordinary income in the year of the Disqualifying Disposition.

To the extent that a recipient recognizes ordinary income, the Company is allowed to take a deduction. In addition, a recipient must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that is realized upon disposition of those shares which exceeds the fair market value of those shares on the date of exercise of the option.

Non-Qualified Stock Options. If a recipient receives a non-qualified stock option, he or she will not recognize income at the time of the grant of the stock option, nor will the Company be entitled to a deduction. However, such person will recognize ordinary income upon the exercise of the non-qualified stock option. The amount of ordinary income recognized equals the difference between (a) the fair market value of the stock on the date of exercise and (b) the amount paid for the stock. The Company will be entitled to a deduction in the same amount. The ordinary income recognized will be subject to applicable tax withholding by the Company. When the shares are sold, any difference between the sales price and the basis (i.e., the amount paid for the stock plus the ordinary income recognized) will be treated as a capital gain or loss, depending on the holding period of the shares.

Performance-Based Awards/Stock Appreciation Rights. An award recipient generally will not recognize taxable income upon the grant of performance-based awards or stock appreciation rights. Instead, such person will recognize as ordinary income, and the Company will have as a corresponding deduction, any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under the performance award or stock appreciation right. The ordinary income recognized will be subject to applicable tax withholding.

Upon selling any Common Stock received by a recipient in payment of an amount due under a performance award or stock appreciation right, such recipient generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the tax basis in the Common Stock, depending on the holding period for the shares.

Other Stock-Based Awards and Cash-Based Awards. The tax consequences associated with any other stock-based award or cash-based award granted under the Plan will vary depending on the specific terms of the award, including whether the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property under the award, the applicable holding period and the recipient’s tax basis.

Income Tax Rates on Capital Gain and Ordinary Income.  Under current tax law, short-term capital gain and ordinary income will be taxable at a maximum federal rate of 35%. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher effective tax rates. Ordinary compensation income generally will also be subject to the Medicare tax and, under certain circumstances, a social security tax. On the other hand, the relevant long-term capital gain will be taxable at a maximum federal rate of 15%.

Effect of Section 162(m) of the Code. Pursuant to Section 162(m) of the Code, the Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to an individual who, on the last day of the taxable year, is the Company’s chief executive officer or among one of its four other highest compensated officers for that year. The deduction limit, however, does not apply to certain types of compensation, including qualified performance-based compensation. Compensation attributable to incentive stock options and non-qualified stock options granted under the Plan could be treated as qualified performance-based compensation and therefore not be subject to the deduction limit. In addition, the Compensation Committee may structure certain performance-based awards utilizing the performance criteria set forth in the Plan so that payments under such awards may likewise be treated as qualified performance-based compensation.

Use of New Plan Benefits

The future benefits or amounts that would be received under the Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. It is anticipated that the 300,000 additional shares would be granted to executive officers, employees and directors consistent with past practice. This has included awards to executive officers and to directors upon their appointments to such positions, as well as annual awards to directors and periodic awards to executive officers.

The Board of Directors and the Compensation Committee believe that the granting of awards under the Plan better aligns the interests of the recipients with the interests of the Company. The Plan was established to provide the Company with a means to assist in recruiting, retaining and rewarding certain employees, directors and consultants and to motivate such individuals to exert their best efforts on the Company’s behalf by providing incentives through the granting of awards. The Board of Directors and Compensation Committee believe that increasing the shares allocated to the Plan by 300,000 is in the best interests of the Company and its shareholders because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives.

The proposed amendment will not become effective unless stockholder approval of this proposal is obtained. Approval will require the affirmative vote of a majority of the shares voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE PLAN FROM 350,000 TO 650,000.

PROPOSAL III.

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE
THE ISSUANCE OF UP TO 5,000,000 SHARES OF PREFERRED STOCK

The Certificate authorizes the issuance of up to 15,000,000 shares of Common Stock, with a par value of $0.01. The issuance of preferred stock is not currently authorized. On September 18, 2009, the Board of Directors unanimously approved a resolution to amend the Certificate to authorize the issuance of up to 5,000,000 shares of preferred stock. The Company has no present plans, arrangements, commitments, or understandings for the issuance of shares of preferred stock. The following discussion is qualified in it entirety by reference to the full text of the proposed amendment, as set forth below.

Form of Proposed Amendment

The proposed amendment will not become effective unless stockholder approval of this proposal is obtained. Approval will require the affirmative vote of a majority of the shares voted.

Upon approval by the Company’s stockholders, Article FOURTH of the Certificate would be amended to read as follows:

FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 20,000,000, of which 15,000,000 shall be common stock, with a par value of $0.01 per share, and 5,000,000 shall be preferred stock, with a par value of $0.01 per share. The Board of Directors is hereby authorized from time to time to provide by resolution for the issuance of any of the authorized but unissued shares of common stock of the corporation.

The Board of Directors is hereby authorized to issue, in one or more classes or series, shares of preferred stock, with full, limited, multiple, fractional or no voting rights, and with such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights or other special or relative rights as shall be fixed from time to time by the Board of Directors. Except as otherwise provided in any resolution or resolutions of the Board of Directors providing for the issuance of any particular class or series of preferred stock, the number of shares of stock of any such class or series so set forth in such resolution or resolutions may be increased or decreased (but not below the number of shares of such class or series then outstanding) by a resolution or resolutions adopted by the Board of Directors.

Purpose, Background and Use of Proceeds

The foregoing proposed amendment to the Certificate will authorize the issuance of up to 5,000,000 shares of preferred stock. The amendment is intending to provide the Company with increased financial flexibility in meeting future capital requirements by authorizing the issuance of another type of equity security in addition to Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes my include, without limitation, the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. Proceeds received by the Company as a result of the issuance of shares of preferred stock could be used for any legitimate corporate purpose.

Discussion Regarding Proposed Preferred Stock

The Certificate currently does not authorize the issuance of any type of equity other than Common Stock. The proposed amendment to the Certificate will authorize the issuance of up to 5,000,000 shares of blank check preferred stock. The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of Directors upon issuance. The authorization of such blank check preferred stock would permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series. The Board of Directors’ primary objective in establishing a class of blank check preferred stock is to provide maximum flexibility with respect to future financing transaction. Preferred stock is commonly authorized and frequently used by companies as a means of raising capital and financing acquisitions. Without the authority to issue preferred stock, the Company would continue to be limited to issuing Common Stock or debt securities as a means to raise capital.

Subject to the provisions of the Certificate and the limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue such shares of preferred stock, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders.

The issuance of preferred stock could have dilutive effects on the Company’s current stockholders. The Company may issue preferred stock with dividend rights, which could prevent the Company from issuing dividends to the holders of Common Stock. Additionally, the preferred stock could be convertible into one or more shares of Common Stock, which would have a dilutive effect on the then current holders of Common Stock.

Anti-Takeover Effect of Amendment

Any issuance of preferred stock with voting rights, could, under certain circumstances, have the effect of discouraging, delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Moreover, the issuance of such shares to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office even if such change were to be favorable to stockholders generally. Alternatively, any issuance of preferred stock with voting rights, either in one or multiple transactions, could result in a change of control of the Company without any further stockholder approval.

While the amendment may have the foregoing anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors, thereby enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

Present Plans

The Company has no present plans, arrangements, commitments or understandings for the issuance of shares of preferred stock. Notwithstanding the foregoing, the Board of Directors has determined that an amendment to the Certificate to authorize the issuance of shares of preferred stock is necessary and appropriate given current market conditions, and will grant the Company additional flexibility in meeting its future financial needs. If approved by the stockholders, the amendment would be effective upon the filing of an amendment to the Certificate with the Secretary of State of the State of Delaware, anticipated to occur promptly after the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK.

PROPOSAL IV.

APPROVAL OF THE POTENTIAL ISSUANCE OF UP TO 1,500,000 SHARES OF PREFERRED STOCK WHICH MAY BE CONVERTIBLE INTO SHARES OF COMMON STOCK AT A PRICE PER SHARE NOT LESS THAN 75% OF THE MARKET PRICE OR BOOK VALUE PER SHARE

Subject to the approval of Proposal III above by the shareholders of the Company, the Certificate will authorize the issuance of up to 5,000,000 shares of “blank check” preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of Directors upon issuance. The Company has no present plans, arrangements, commitments, or understandings for the issuance of shares of any shares of preferred stock.

Notwithstanding the foregoing, in the event that market conditions and the financing needs of the Company require the Company to quickly raise capital, the Company may need the flexibility to issue shares of preferred stock which is convertible into shares of Common Stock at a price per share below the market price or book value per share of Common Stock at the date of issuance. Depending on the circumstances, it is possible that any single issuance will consist of shares of preferred stock which is convertible into more than 20% the number of shares of Common Stock then outstanding. In addition, as a result of any one or more issuances of preferred stock, it is possible that a “change of control” of the Company may result, whereby persons who are not current stockholders of the Company will own enough shares of Common Stock to allow them to exercise control over the board of directors, management and direction of the Company.

The Company is seeking shareholder approval for the potential issuance of up to 1,500,000 shares of preferred stock which may be convertible into shares of Common Stock at a price per share not less than 75% of the greater of the market price or book value per share at the date of issuance. Shareholder approval of this proposal will satisfy the requirements of Section 713 of the NYSE Amex Company Guide thereby allowing for the listing of the shares of Common Stock issuable upon conversion of such shares of preferred stock.

The proposal will not become effective unless stockholder approval of this proposal is obtained. Approval will require the affirmative vote of a majority of the shares voted. Additionally, approval of this proposal is conditioned upon approval of Proposal III above.

While the Board of Directors has no intention of issuing preferred stock convertible into shares of Common Stock at a price below the prevailing market price or book value per share, this authorization will provide the Board of Directors with flexibility in the future to negotiate for the sale of securities to provide capital in order to rapidly respond to one or more attractive business opportunities, including upgrading equipment, obtaining additional routes, or strategic acquisitions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE POTENTIAL ISSUANCE OF UP TO 1,500,000 SHARES OF PREFERRED STOCK WHICH MAY BE CONVERTIBLE INTO SHARES OF COMMON STOCK AT A PRICE PER SHARE NOT LESS THAN 75% OF THE MARKET PRICE OR BOOK VALUE PER SHARE

PROPOSAL V.

RATIFICATION OF THE ISSUANCE OF THE JUNIOR SUBORDINATED DEBENTURE, WHICH IS CONVERTIBLE INTO COMMON STOCK AT A PRICE OF $3.00 PER SHARE

On September 16, 2008, the Company issued a $1,000,000 principal amount junior debenture (the “junior debenture”) and a warrant to purchase up to 225,000 shares of Common Stock (the “junior warrant”) to Gulfstream Funding, LLC (“Funding”) in a private placement (see “CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS – Debt Financing” above).  Upon the issuance of the junior debenture, the Company and Funding entered into a letter agreement, which gives Funding the right to convert all or a portion of the principal and interest outstanding under the junior debenture into shares of Common Stock at a price of $3.00 per share.  Certain current and former directors of the Company have an interest in Funding.  Thomas A. McFall, the current Chairman of the Board of Directors, is a manager of Funding and his wife and children are the beneficiaries of the Ledgemaze Realty Trust, which holds a 10% interest in Funding.  Douglas Hailey, a former director, is a manager of Funding and holds a 10% ownership interest in Funding.

In addition to the issuance of the junior debenture and the junior warrant to Funding, on September 16, 2008, as part of the same transaction (the “Transaction”), the Company also issued a secured debenture of $5.1 million in aggregate face amount and a warrant to purchase 578,870 shares of Common Stock (the “senior warrant”) to Shelter Island Opportunity Fund, LLC.  The junior debenture, junior warrant and senior warrant, upon their full conversion or exercise, would require the Company to issue more than 20% of its currently outstanding Common Stock.  While the conversion price of the junior debenture and the exercise price of the junior warrant were above the greater of the market price or book value per share of Common Stock at the time of issuance, the senior warrant was exercisable at a price below the greater of the market price or book value per share at the time of issuance.  On an aggregate blended basis, the conversion and exercise price of the junior debenture, junior warrant and senior warrant was below the greater of the market price or book value per share at the time of the issuance.

Since the inclusion of the junior debenture as part of the Transaction resulted in the total potential issuance of more than 20% of the outstanding Common Stock at a price that was less than the greater of market price or book value per share of Common Stock, the Company was required by Section 713 of the NYSE Amex Company Guide to obtain the approval of the stockholders in order for the shares of Common Stock issuable upon conversion of the junior debenture to be listed on the NYSE Amex.

However, such stockholder approval may be obtained after the issuance of such securities under Section 710 of the NYSE Amex Company Guide if the delay in securing such approval would seriously jeopardize the financial viability of the enterprise and the Audit Committee approves the transaction.  The Audit Committee approved the issuance of the junior debenture and the Board of Directors believed that the Company had an immediate need for the funds.  At such time, the Company was in significant financial distress and required the capital raised in connection with the Transaction in order to continue funding its business operations, including meeting its working capital needs.  The Board of Directors felt that consummation of the Transaction was in the best interests of the Company.  As a result, the Company believed that delaying consummating the Transaction in order to obtain requisite stockholder approval would have seriously jeopardized the financial viability of the Company.

In order to permit the listing with the NYSE Amex of the shares of Common Stock into which the junior debenture is convertible, the Company must obtain stockholder approval of the issuance of the junior debenture.  The shares issued upon conversion of the junior debenture may not be listed on the NYSE Amex if stockholder approval is not obtained.  Approval will require the affirmative vote of a majority of the shares voted.

Should such stockholder approval not be obtained, it is possible that the Common Stock may not continue to be listed on the NYSE Amex as a result of the Company’s failure to adhere to its Compliance Plan with the NYSE Amex (see “PROPOSAL VI – REDUCTION IN THE PRICE AT WHICH THE OUTSTANDING JUNIOR SUBORDINATED DEBENTURE IS CONVERTIBLE INTO COMMON STOCK FROM $3.00 PER SHARE TO $1.98 PER SHARE” below).

The Board of Directors believes that it is in the best interests of the Company to approve the issuance of the junior debenture so that the shares into which it is convertible may be listed on the NYSE Amex.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE ISSUANCE OF THE JUNIOR SUBORDINATED DEBENTURE.

PROPOSAL VI.

REDUCTION IN THE PRICE AT WHICH THE OUTSTANDING JUNIOR SUBORDINATED DEBENTURE IS CONVERTIBLE INTO COMMON STOCK FROM $3.00 PER SHARE
TO $1.98 PER SHARE

The junior debenture is convertible into shares of Common Stock at a conversion price of $3.00 per share. On June 11, 2009, the Board of Directors approved a reduction in the conversion price to the then current fair market value of the Common Stock of $1.98 per share. The Company subsequently entered into an agreement with Funding which provides that the conversion price shall be reduced to $1.98 per share and the junior debenture shall automatically and immediately convert into Common Stock upon receiving stockholder approval for the reduction in conversion price.

On May 12, 2009 the Company received a deficiency letter from the NYSE Amex indicating that the Company was not in compliance with the minimum stockholders’ equity requirements for continued listing.  As part of the Company’s plan to regain compliance (the “Compliance Plan”), the Company agreed to convert its debt to equity, and an increase in the Company’s equity will help the Company meet its listing requirements.  If the Company is not able to achieve the objectives of the Compliance Plan, it is possible that the Common Stock may not continue to be listed on the NYSE Amex.  The conversion of the junior debenture would have the further benefit to the Company of reducing interest payments owed by the Company and eliminating future repayment of the principal amount of the junior debenture.

The Common Stock has traded below $3.00 per share for most of the period since and including September 16, 2008.  As of the close of trading on September 18, 2009, the Common Stock was trading at $1.94 per share.  Because the trading price has been below the conversion price, Funding has had no incentive to convert the junior debenture.  In order to induce Funding to convert the principal amount of the debenture into equity, the Board of Directors believes it is necessary to reduce the conversion price.  The reduction of the conversion price is conditioned upon the approval of the Company’s stockholders.  Upon the receipt of stockholder approval, under the Company’s agreement with Funding, the junior debenture will automatically be converted into shares of Common Stock at the reduced conversion price of $1.98.  The conversion will also result in the termination of rights to acquire 58,333 shares of Common Stock pursuant to the junior warrant held by Funding.

Upon conversion of the junior debenture, the shareholders of the Company will suffer immediate dilution as a result of the issuance of 505,050 shares of Common Stock to Funding, which would represent approximately 14.5% of the total number of shares of Common Stock then outstanding.

The following tables show the beneficial owners of more than five percent of the Common Stock as of September 8, 2009 and after giving effect to the conversion of the junior debenture.

Beneficial Owners of More than Five Percent Before Conversion of the Junior Debenture

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned

Daniel H. Abramowitz (1)	231,350	7.7%

David F. Hackett (2)	182,324	5.9%

Michael N. Taglich (3)	494,833	15.0%

Robert F. Taglich (4)	160,500	5.4%

Gulfstream Funding, LLC (5)	558,333	15.9%

Shelter Island Opportunity Fund, LLC (6)	578,870	16.4%

———————

(1)

Includes 40,000 shares of Common Stock held by Hillson Investments, LLC, 154,350 shares of Common Stock held by Hillson Partners LP, 35,000 shares of Common Stock issuable under a warrant held by Hillson Partners LP and 2,000 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Abramowitz.

(2)

Includes 116,324 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Hackett.

(3)

Includes 333,333 shares of Common Stock issuable upon conversion of the debenture held by Gulfstream Funding, LLC, and 5,000 shares of Common Stock held by Tag/Kent Partnership. Mr. Taglich is a manager of, and holds a 10% interest in, Gulfstream Funding, LLC, and is a partner of, and holds a 33.33% interest in, the Tag/Kent Partnership.

(4)

Includes 5,000 shares of Common Stock held by Tag/Kent Partnership. Mr. Taglich is a partner of, and holds a 33.33% interest in, the Tag/Kent Partnership.

(5)

Consists of 333,333 shares of Common Stock issuable upon conversion of a debenture held by Gulfstream Funding, LLC and warrants to purchase 225,000 shares of Common Stock at $3.20 per share.

(6)

Consists of warrants to purchase 578,870 shares of Common Stock at $0.0017 per share

Beneficial Owners of More than Five Percent After Giving Effect to the Conversion of the Junior Debenture

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Beneficially Owned

Daniel H. Abramowitz (1)	231,350	6.6%

David F. Hackett (2)	182,324	5.1%

Michael N. Taglich (3)	666,550	19.2%

Robert F. Taglich (4)	160,500	*

Gulfstream Funding, LLC (5)	671,717	18.5%

Shelter Island Opportunity Fund, LLC (6)	578,870	14.3%

———————

*

Indicates beneficial ownership of less than five percent.

(1)

Includes 40,000 shares of Common Stock held by Hillson Investments, LLC, 154,350 shares of Common Stock held by Hillson Partners LP, 35,000 shares of Common Stock issuable under a warrant held by Hillson Partners LP and 2,000 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Abramowitz.

(2)

Includes 116,324 shares of Common Stock issuable upon exercise of stock options granted under the Stock Incentive Plan held by Mr. Hackett.

(3)

Includes 505,050 shares of Common Stock issued upon conversion of the debenture held by Gulfstream Funding, LLC, and 5,000 shares of Common Stock held by Tag/Kent Partnership. Mr. Taglich is a manager of, and holds a 10% interest in, Gulfstream Funding, LLC, and is a partner of, and holds a 33.33% interest in, the Tag/Kent Partnership.

(4)

Includes 5,000 shares of Common Stock held by Tag/Kent Partnership. Mr. Taglich is a partner of, and holds a 33.33% interest in, the Tag/Kent Partnership.

(5)

Consists of 505,050 shares of Common Stock issued upon conversion of a debenture held by Gulfstream Funding, LLC and warrants to purchase 166,667 shares of Common Stock at $3.20 per share.

(6)

Consists of warrants to purchase 578,870 shares of Common Stock at $0.0017 per share

The Board of Directors believes that it is in the best interests of the Company to reduce its debt and increase its equity. In addition, the Board of Directors believes that it is important for the continued listing of the Common Stock on the NYSE Amex, to lower the conversion price in order to induce the holder of the junior debenture to convert the debenture into Common Stock, thereby increasing our stockholders’ equity.

The agreement with Funding to reduce the conversion price and immediately convert the junior debenture will not become effective unless stockholder approval of this proposal is obtained.  Approval will require the affirmative vote of a majority of the shares voted.

THIS PROPOSAL VI IS CONDITIONAL UPON OUR SHAREHOLDERS RATIFYING PROPOSAL V – THE ISSUANCE OF THE JUNIOR SUBORDINATED DEBENTURE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REDUCTION IN THE CONVERSION PRICE OF THE JUNIOR DEBENTURE.

PROPOSAL VII.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Cherry, Bekaert & Holland, L.L.P. (“Cherry Bekaert”) to act as the Company’s independent registered public accounting firm for the year ending December 31, 2009. A representative of Cherry Bekaert is expected to be present at the annual meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from stockholders.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee continues to believe it appropriate as a matter of policy to request that the stockholders ratify the appointment of Cherry Bekaert as independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain Cherry Bekaert or appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Changes in Independent Registered Public Accounting Firm

Rotenberg Meril Solomon Bertiger & Guttilla, P.C. The firm of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“Rotenberg”) served as the Company’s independent registered public accounting firm for the year ended December 31, 2007. On January 6, 2009, the Company notified Rotenberg that effective January 6, 2009 the Company decided to dismiss Rotenberg as the Company’s independent registered public accounting firm. The decision to dismiss Rotenberg was made and approved by the Audit Committee.

The audit reports of Rotenberg on the Company’s financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through January 6, 2009, the Company had no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused Rotenberg to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

McKean, Paul, Chrycy, Fletcher & Co. The firm of McKean, Paul, Chrycy, Fletcher & Co. (“McKean”) served as the Company’s independent registered public accounting firm for the year ended December 31, 2008. On April 14, 2009, McKean resigned as the Company’s independent public accounting firm. McKean entered into an agreement with Cherry Bekaert, pursuant to which McKean combined its operations with Cherry Bekaert and certain of the professional staff and partners of McKean joined Cherry Bekaert either as employees or partners of Cherry Bekaert and continue to practice as members of Cherry Bekaert. Concurrent with the resignation of McKean, the Company, through and with the approval of its Audit Committee, engaged Cherry Bekaert, as the Company’s independent public accounting firm.

Prior to engaging Cherry Bekaert, the Company did not consult with Cherry Bekaert regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by Cherry Bekaert on the Company’s financial statements, and Cherry Bekaert did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of McKean regarding the financial statements for the fiscal year ended December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the year ended December 31, 2008 and during the period from the end of the most recently completed fiscal year through April 14, 2009, the date of resignation, there were no disagreements with McKean on any manner of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McKean would have caused it to make reference to such disagreements in its reports.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees for professional services rendered by McKean, Paul, Chrycy, Fletcher & Co. for the audit of the Company’s financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2008 were approximately $203,000. Comparable fees for the 2007 audit paid to Rotenberg Meril Solomon Bertiger & Guttilla, P.C. amounted to $230,000.

Audit-Related Fees. There were no audit-related fees paid to, or services rendered by either McKean, Paul, Chrycy, Fletcher & Co. or Rotenberg Meril Solomon Bertiger & Guttilla, P.C. in 2008, 2007 and 2006.

Tax Fees. There were no fees paid to, or services rendered by Rotenberg Meril Solomon Bertiger & Guttilla, P.C. for tax compliance or tax consulting in 2008, 2007 and 2006. The fees paid to McKean, Paul, Chrycy, Fletcher & Co. for tax compliance or tax consulting during 2008 and 2007 were $36,926 and $91,866, respectively.

All Other Fees. There were no other fees paid to, or services rendered by McKean, Paul, Chrycy, Fletcher & Co. or Rotenberg Meril Solomon Bertiger & Guttilla, P.C. in 2008, 2007 and 2006.

The Company paid no audit fees, audit-related fees, tax fees or other fees to Cherry, Bekaert & Holland, L.L.P. for services rendered in 2008, 2007 or 2006.

Policy Regarding Pre-Approval of Services Provided by the Independent Auditors. The Audit Committee Charter requires the committee’s pre-approval of all services, both audit and permitted non-audit, to be performed for the Company by the independent auditors. In determining whether proposed services are permissible, the committee considers whether the provision of such services is compatible with maintaining auditor independence. As part of its consideration of proposed services, the committee may (i) consult with management as part of the decision making process, but may not delegate this authority to management, and (ii) delegate, from time to time, its authority to pre-approve such services to one or more committee members, provided that any such approvals are presented to the full committee at the next scheduled Audit Committee meeting.

The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2008 that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CHERRY, BEKAERT & HOLLAND, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

STOCKHOLDER PROPOSALS

The Company’s bylaws provide that stockholders seeking to bring business before an annual meeting of stockholders, or to nominate candidates for election as directors at an annual meeting of stockholders, must provide timely notice in writing. In order for a stockholder proposal to be considered for inclusion in the proxy materials for our 2010 Annual Meeting of Stockholders, the proposal must be received by the Company no later than March 3, 2010. The Company will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies. The Company’s bylaws specify the requirements for the form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders. A copy of the Bylaws is available in the Corporate Governance section of the Company’s website, which can be accessed from the homepage at http://www.gulfstreamair.com by selecting “Corporate Governance”.

CODE OF ETHICS

The Company has a Code of Ethics and Business Conduct Policy (“Code of Ethics”) that applies to all of its directors, officers, and employees, including its senior financial officers. A copy of the Code of Ethics is available in the Corporate Governance section of the Company’s website, which can be accessed from the homepage at http://www.gulfstreamair.com by selecting “Corporate Governance.” The Company will post any amendments to the Code of Ethics in the same section of the Company’s website.

OTHER MATTERS

Management intends to bring before the meeting only the matters specifically described above and knows of no other matters to come before the meeting. If any other matters or motions properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of management on such matters or motions, including any matters dealing with the conduct of the meeting.

SOLICITATION OF PROXIES

The Company will bear the cost of the solicitation of proxies for the meeting. The Company are requesting that brokerage houses, banks, custodians, nominees and fiduciaries forward the proxy material to beneficial owners and their reasonable expenses of forwarding will be reimbursed by us. Solicitation will be made by mail and also may be made personally or by telephone, facsimile or other means by the Company’s officers, directors and employees, without special compensation for the solicitation.

By Order of the Board of Directors

Robert M. Brown
Chief Financial Officer

REVOCABLE PROXY GULFSTREAM INTERNATIONAL GROUP, INC. ANNUAL MEETING OF STOCKHOLDERS – OCTOBER [20], 2009 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CONTROL ID:
PROXY ID:
PASSWORD:

The undersigned stockholder(s), revoking all prior proxies, hereby appoint(s) Thomas A. McFall and David F. Hackett, or either of them, the true and lawful attorneys-in-fact, agents and as proxies for the undersigned, with full power of substitution, to act and to vote all of the common stock of Gulfstream International Group, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Gulfstream International Airlines Headquarters located at 3201 Griffin Road, Ft. Lauderdale, Florida on Tuesday, October 20, 2009, at 11:00 a.m., or at any adjournment or adjournments thereof. The proxies are directed to vote as instructed on the matters set forth on this card and all other matters at their discretion which may properly come before the meeting. The matters listed on the reverse side were proposed by the Company. The undersigned acknowledges that he/she has received a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

VOTING INSTRUCTIONS
If you vote by internet or fax, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

ANNUAL MEETING OF THE STOCKHOLDERS OF GULFSTREAM INTERNATIONAL GROUP, INC.				PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS				MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

Proposal 1	Election of Directors – To elect six directors for one-year terms expiring at the conclusion of the Company’s annual meeting in 2010		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
				☐	☐
	01. Thomas A. McFall	04. Gary L. Fishman				01 ☐ 04 ☐
	02. David F. Hackett	05. Barry S. Lutin				02 ☐ 05 ☐	CONTROL ID:
	03. Gary P. Arnold	06. Richard R. Schreiber				03 ☐ 06 ☐	PROXY ID:
PASSWORD:
Proposal 2	To amend the Company’s Stock Incentive Plan to increase the number of shares that may be issued under the plan from 350,000 to 650,000.		à	FOR	AGAINST	ABSTAIN
				☐	☐	☐
Proposal 3	To amend the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of preferred stock.		à	FOR	AGAINST	ABSTAIN
				☐	☐	☐
Proposal 4

To approve the potential issuance of up to 1,500,000 shares of preferred stock which may be convertible into shares of common stock at a price per share not less than 75% of the greater of the market price or book value per share.

			à	FOR	AGAINST	ABSTAIN
				☐	☐	☐
Proposal 5	To ratify the issuance of the junior subordinated debenture, which is convertible into common stock at a price of $3.00 per share.		à	FOR	AGAINST	ABSTAIN
				☐	☐	☐
Proposal 6	To approve a reduction in the price at which the outstanding junior subordinated debenture is convertible into common stock from $3.00 per share to $1.98 per share.		à	FOR	AGAINST	ABSTAIN
				☐	☐	☐
Proposal 7	To ratify the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for 2009.		à	FOR	AGAINST	ABSTAIN
				☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE BUT THE PROXY IS SIGNED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED, FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

MARK “X” HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2009

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)